Exhibit 99.1
12th Annual KBW Community
Bank Investor Conference
August 3, 2011
O. Leonard Dorminey
Chief Executive Officer
T. Heath Fountain
Chief Financial Officer

CAUTIONARY STATEMENTS
This presentation contains forward-looking statements
about future financial performance, business plans and
strategies of Heritage Financial Group. Because forward
-looking statements involve risks and uncertainties,
actual results may differ materially from those
expressed or implied. Investors are cautioned not to
place undue reliance on these forward-looking
statements and are advised to carefully review the
discussion of forward-looking statements and risk factors
in documents that the Company files with the Securities
and Exchange Commission, including the Company’s
most recent Annual Report on Form 10-K and Quarterly
Report on Form 10-Q.

EXECUTIVE MANAGEMENT TEAM
Name	Position	Years in Banking	Years with HBOS
O. Leonard Dorminey	Chief Executive Officer	34	10
T. Heath Fountain	Chief Financial Officer	11	8
David A. Durland	Chief Banking Officer	29	1
Carol W. Slappey	President - Albany Region & Chief Retail Administration Officer	38	17
O. Mitchell Smith	Chief Credit Officer	34	6

MARKET FOOTPRINT
AL
GA
FL
ALBANY
OCALA
LAKE CITY
Banking
Mortgage
Investments
STATESBORO

HOW WE CREATE VALUE
●Operate on sound banking practices
●Support the communities we serve
●Impart solid financial advice
●Provide a level of service that
 exceeds expectations

HBOS STRATEGIC INITIATIVES
● Integrate acquisitions in a timely manner
● Pursue and execute FDIC-assisted
 transactions that add franchise value
● Pursue and execute open bank and branch
 transactions that add franchise value
● Continue to fill key roles in the organization
 with experienced bankers
● Leverage our branch network for mortgage
 and brokerage opportunities

HBOS OPERATING PHILOSOPHY
● Hire experienced bankers with a proven
 track record
● Allow market executives to run the banks in
 their markets
● Maintain a tight rein on the credit approval
 process and monitor portfolio performance
● Centralize credit and back office operations
 to improve efficiency
● Allow our market executives to cultivate
 local advisory boards

A DISCIPLINED APPROACH TO GROWTH
● Company began looking at merger and acquisition
 opportunities after the capital raise in 2005
● In-house due diligence team with experience at other
 acquisitive institutions
● Rigorous due diligence process
● From 2006 - 2008, walked away from many M&A
 opportunities, primarily due to pricing and credit quality
● During that time period, the company opted to use
 dividends and stock buybacks as a better method to
 deploy capital
● In 2009, started M&A activity due to attractive pricing on branch purchases and FDIC-assisted opportunities

AN EXPANDING FRANCHISE
● Expanded into Ocala, Florida in 2006 with de novo branch
 • $48 million in loans
 • $57 million in deposits
● FDIC-assisted acquisition of The Tattnall Bank in December
 2009
 • No loss-share - $15 million discount
 • $37 million in loans and OREO
 • $56 million in deposits
● Lake City, Florida branch purchase in December 2009
 • $10 million in loans
 • $41 million in deposits
● Five branches in Georgia in May 2010
 • $52 million in loans
 • $98 million in deposits (only $21 million in CD’s)

AN EXPANDING FRANCHISE
● Expanded into Valdosta, Georgia in June 2010 with de novo
 branch
 • $42 million in loans
 • $16 million in deposits
● Mortgage origination expansion
 • Historically in Albany and Statesboro as a broker
 • Brought in an experienced back office team to originate as a correspondent in January 2011
 • Added 13 originators in 10 offices in Georgia and Florida
 • Ability to recruit experienced mortgage lenders
 • Produced $35 million in loans with fees of $908,000 year to date
 • Produced $9 million in loans with fees of $297,000 in June 2011
 • Breakeven at $10 million in monthly production
 • Goal is to be at $20 million in monthly production by year end

CITIZENS ACQUISITION
● Acquired Citizens Bank of Effingham on February 18, 2011
● $140 million in loans
● $141 million in core deposits
● 80/20 loss-share agreement
● $25.1 million discount
● $2.2 million bargain purchase gain
● Four branches between Savannah and Statesboro, Georgia
● Provides entry into the Savannah MSA
● Market is home to the Savannah port

CITIZENS ACQUISITION
(dollars in millions)	At Acquisition	As of June 30, 2011
Unpaid principal balance of loans	$139.9	$129.8
Fair value as recorded	$72.7	$65.2
HBOS value as a % of unpaid principal balance	52%	50%
OREO at acquired book value	$21.7	$20.6
Fair value as recorded	$7.5	$7.0
HBOS value as a % of acquired book value	35%	34%

OPPORTUNITIES IN OUR MARKETS
● Georgia and Florida markets have high number of problem
 banks, many of which will be taken through the FDIC failure process
● Company has identified 27 banks with total assets of $5.6
 billion as potential FDIC-assisted acquisition opportunities
● Significant opportunities to purchase branches from
 struggling banks
● Problem banks in Georgia, Florida and Alabama have 783
 branches, many of which could be branch acquisition targets
● Open bank M&A will return
● Opportunities to hire talent from other institutions
 • Commercial and retail bankers
 • Mortgage bankers
 • Investment advisors

Commercial Business 12%
Consumer 6%
Real Estate One- to Four-Family 32%
Construction and Land Loans
Real Estate One- to Four-Family Junior Liens and Revolving 6%
Real Estate Commercial 32%
Real Estate Multi-Family 3%

LOAN PORTFOLIO
Real Estate
Farmland
3%
Real Estate
6%
Total Portfolio - $416.1 million
As of June 30, 2011
As of December 31, 2008
Commercial
Business
12%
Consumer
16%
Real Estate
One- to Four-Family
25%
Real Estate
Commercial
17%
Real Estate
Multi-Family
4%
Real Estate
Farmland
4%
Real Estate
Construction
and Land Loans
14%
Real Estate
One- to
Four-Family
Junior Liens
and Revolving
8%
Total Portfolio - $302.5 million
Excludes loans acquired in FDIC-assisted acquisitions.

LOAN PORTFOLIO - CRE BREAKOUT
June 30, 2011
Owner-occupied - 52%
Non Owner-occupied - 48%
Office
Buildings
34%
Other CRE
16%
Restaurants
21%
Industrial /
Warehouses
4%
Convenience
Stores
5%
Retail Shopping
Centers
3%
Convenience
Stores
7%
Retail
Shopping
Centers
17%
Office
Buildings
26%
Other CRE
10%
Industrial /
Warehouses
7%
Hotels /
Motels
9%
Restaurants
2%
Medical
8%
Total Portfolio - $67.5 million
Total Portfolio - $63.5 million
Medical
14%
Mini Storage
Facilities
3%
Mini Storage
Facilities
9%
Mobile Home
Parks
5%
Excludes loans acquired in FDIC-assisted acquisitions.

LARGEST LOAN CUSTOMERS
Our five largest loan customers total $29.4 million or
5.9% of our total portfolio at June 30, 2011
1. $6.6 million to a specialty chemical company in
 Southwest GA
2. $6.3 million secured by two nursing homes in
 Southwest GA
3. $5.8 million to a finance company secured by
 accounts receivable and real estate in Southwest GA
4. $5.5 million to a chain hotel in North Central FL
5. $5.1 million secured by mobile home retirement
 communities in North Central FL
Excludes loans acquired in FDIC-assisted acquisitions.

Loan Loss Reserves / Nonperforming Loans vs Peers (%)

68.7
59.1
64.9
47.5
55.9
54.6
69.2
40.9
70.7
60.9
80.0
47.4
45.8
43.3
49.2
45.7
46.2
41.8
Mar
Jun
Sep
Dec
Mar
Jun
Sep
Dec
Mar
2009
2010
2011

Gross Loans vs Peers (%)

1.8
1.5
1.9
1.6
2.7
1.7
2.1
1.8
2.2
1.7
2.1
1.6
2.1
1.6
2.3
1.9
2.2
1.2
Mar
Jun
Sep
Dec
Mar
Jun
Sep
Dec
Mar
2009
2010
2011
HBOS
Peer Group Median

Loans Past Due / Gross Loans vs Peers (%)

ASSET & CREDIT QUALITY
Peer group consists of publicly traded banks and thrifts located in the states of Georgia, Alabama and Florida with assets between $750 million and
$1.5 billion. Excludes announced merger targets. Source: SNL Financial, LC.
Loan Loss Reserves /
Net Charge-Offs / Avg. Loans vs Peers (%)
HBOS
Peer Group Median
HBOS
Peer Group Median
7.4
HBOS
Peer Group Median
1.36
0.43
0.43
0.53
0.64
2.05
1.08
1.24
1.59
1.06
0.95
1.32
0.22
0.31
1.28
1.24
0.60
1.50
0.4
0.3
0.3
0.9
0.5
0.6
1.2
0.8
1.5
3.8
0.5
2.4
1.9
1.9
1.0
1.9
1.8
Mar
Jun
Sep
Dec
2009
Mar
Jun
2010
Sep
Dec
Mar
2011
Mar
Jun
Sep
Dec
2009
Mar
Jun
2010
Sep
Dec
Mar
2011
Excludes loans acquired in FDIC-assisted acquisitions.

TRENDS IN ASSET AND CREDIT QUALITY
Accruing Criticized Loans
Accruing Classified Loans
Nonaccrual Loans
Past Due Loans (30-89 days)
$10.5
$9.9
$6.5
$1.6
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
$8.5
$8.8
$7.5
$1.7
$9.5
$9.7
$12.2
$0.8
$4.8
$13.9
$9.9
$1.9
$7.3
$13.7
$9.1
$1.2
$5.8
$13.1
$8.6
$0.7
Excludes loans acquired in FDIC-assisted acquisitions.
($ in millions)

SECURITIES PORTFOLIO
Municipals
11%
GSE
24%
Corporate
and other
2%
June 30, 2011
GSE MBS
63%
Total Portfolio - $186.9 million

DEPOSIT PORTFOLIO
Noninterest-
Bearing
Demand
10%
Interest-
Bearing
Demand
16%
Savings and
Money-markets
37%
As of June 30, 2011
As of December 31, 2008
Time
Deposits
37%
Noninterest-
Bearing
Demand
6%
Interest-
Bearing
Demand
14%
Savings and Money
-markets
31%
Total Deposits - $338.5 million
Total Deposits - $763.7 million

Net Interest Margin vs Peers (%)

3.1 3.1
3.2 3.1
3.5 3.4
3.6 3.4
3.5 3.4
3.5 3.4
3.5 3.1
3.8 3.3
3.3 3.3
Mar Jun Sep Dec Mar Jun Sep Dec Mar

77.6 69.6
82.8 72.5
78.3 64.4
84.9 61.4
78.5 72.3
81.9 64.5
85.0 70.1
77.2 70.3
88.3 63.8
Mar Jun Sep Dec Mar Jun Sep Dec Mar
2009 2010 2011
HBOS
Peer Group Median

0.86 0.66
0.87 0.58
1.31 1.27
1.27 0.66
1.06 1.06
1.35 0.41
0.89 (0.11)
1.19
1.15 1.07
Mar Jun Sep Dec Mar Jun Sep Dec Mar
2009 2010 2011
HBOS
Peer Group Median

Fee Income / Average Assets vs Peers (%)

0.5 0.5 0.6 0.5 0.5 0.6 0.5 0.4 0.4
Mar Jun Sep Dec Mar Jun Sep Dec Mar
2009 2010 2011
HBOS
Peer Group Median

Heritage FINANCIAL GROUP, INC.

KEY FINANCIAL RATIO TRENDS
HBOS
Peer Group Median
Efficiency Ratio vs Peers (%)
Pre-Tax Pre-Provision/
Average Assets vs Peers (%)
1.3
1.4
1.5
1.4
1.2
1.3
1.4
1.4
1.2
2009
2010
2011
2.61

BALANCE SHEET TRENDS
Net Loans
2005
2006
2007
2008
2009
2010
2Q11
$500.7
$419.0
$328.1
$297.5
$300.3
$272.7
$250.5
Total Deposits
2005
2006
2007
2008
2009
2010
2Q11
$763.7
$534.2
$426.6
$338.5
$330.6
$299.2
$238.6
Total Assets
2005
2006
2007
2008
2009
2010
2Q11
$963.6
$755.4
$571.9
$502.1
$468.7
$413.3
$363.8
($ in millions)

CAPITAL RATIOS
23.4%
22.2%
12.4%
10.0%
6.0%
5.0%
13.4%
16.2%
7.4%
Tier 1 Leverage
Tier 1 Risk-based
Total Risk-based
Heritage Financial Group, Inc.
To be well-capitalized
Excess
June 30, 2011

Total Return (%)
80%
60%
40%
20%
0%
(20%)
(40%)
(60%)
(80%)
(100%)
Jun-05
Dec-05
Jun-06
Dec-06
May-07
Nov-07
May-08
Oct-08
Apr-09
Oct-09
Apr-10
Sep-10
Mar-11
HBOS (+5.57%)
SNL U.S. Bank and Thrift (-45.17%)
HBOS Peers (-57.04%)

Heritage FINANCIAL GROUP, INC.

TOTAL RETURN ANALYSIS
Peer group consists of publicly traded banks and thrifts located in the states of Georgia, Alabama and Florida with assets between $750 million and
$1.5 billion. Excludes announced merger targets. Source: SNL Financial, LC.

WHY INVEST IN
HERITAGE FINANCIAL GROUP, INC.
● Growth opportunities
 • FDIC-assisted acquisitions
 • Branch and open bank acquisitions
 • Ability to attract and hire talented bankers
● Acquirer with a proven ability to do deals
● Disciplined approach to acquisitions and growth
● Strong asset quality in a difficult environment
● Experienced management team and market leaders
● Diversified loan portfolio
● Solid core deposit franchise

General Information:			Profitability:				Capital and Balance Sheet:			Asset Quality:			Market Information:			Dividends:		
Institution	Ticker	Assets ($mm)	ROAA (%)	ROAE (%)	NIM (%)	Eff. Ratio (%)	Tang. Equity / Assets (%)	TCE / TA (%)	Loans / Deposits (%)	LLR / Loans (%)	NPAs / Assets (%)	NCO / Avg. Loans (%)	Market Cap ($mm)	7/22/2011 Stock Price ($)	Price / Tang. Book (%)	MRQ Div. Paid ($)	Div. Yield (%)	LTM Div. Payout (%)
Heritage Financial Group, Inc.	HBOS	952	0.57	4.04	3.32	88.33	12.31	12.31	67.85	1.23	1.88	2.40	102.6	11.78	88.0	0.03	1.02	72.80
Peer Group:																		
1st United Bancorp, Inc.	FUBC	1260	0.11	0.80	4.83	67.52	12.96	12.96	79.42	1.72	3.24	0.74	192	6.27	118.96	0.00	0.00	0.00
Colony Bankcorp, Inc.	CBAN	1244	0.34	4.56	2.98	75.04	7.44	5.23	75.94	2.87	5.58	3.68	24	2.82	35.15	0.00	0.00	0.00
Savannah Bancorp, Inc.	SAVB	1039	0.05	0.58	3.68	56.77	7.94	7.94	91.20	2.73	6.06	1.19	54	7.48	65.56	0.00	0.00	0.00
Atlantic Coast Financial Corporation	ACFC	810	(1.68)	(25.65)	2.72	108.91	6.76	6.76	108.59	2.31	8.46	1.71	16	6.35	29.95	0.00	0.00	0.00
Auburn National Bancorporation, Inc.	AUBN	782	0.80	10.84	2.94	56.94	7.40	7.40	58.43	2.12	2.55	0.45	70	19.21	121.07	0.20	4.16	54.48
Stonegate Bank	SGBK	762	0.87	5.79	3.94	60.11	13.58	13.58	86.74	2.11	2.78	0.41	115	14.00	111.72	0.00	0.00	0.00
Average:		983	0.08	(0.51)	3.52	70.88	9.35	8.98	83.39	2.31	4.78	1.36	79	9.36	80.40	0.03	0.69	9.08
Median:		924	0.23	2.68	3.33	63.82	7.69	7.67	83.08	2.22	4.41	0.97	62	6.92	88.64	0.00	0.00	0.00

Heritage FINANCIAL GROUP, INC.

APPENDIX - PEER COMPARISON
Peer group consists of publicly traded banks & thrifts located in the states of Georgia, Alabama and Florida with assets between $750 million and
$1.5 billion. Excludes announced merger targets. Source: SNL Financial, LC.

NASDAQ: HBOS